Exhibit 99.1

Zymeworks Appoints Leone Patterson as Chief Business and Financial Officer

Vancouver, British Columbia (July 25, 2024) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, today announced the appointment of Leone Patterson as Executive Vice President, and Chief Business and Financial Officer, effective September 1, 2024.

“After an extensive search, we are delighted to have Leone Patterson join us at this exciting time as we plan for our next stage of growth and development at Zymeworks,” said Kenneth Galbraith, Chair and CEO of Zymeworks. “She brings more than 20 years of public company biotech experience with a proven track record of guiding strategy, finance, operations, and governance through multiple phases of growth, planning and executing successful financial strategies. Ms. Patterson has the financial leadership qualities to support Zymeworks as we continue to make progress in achieving our ‘5 by 5’ goal of having five novel antibody-drug conjugates or novel T cell engagers in clinical studies by 2026, and progress product candidates from our ADVANCE R&D programs into clinical studies by 2027 and beyond.”

“I am very pleased to be joining Zymeworks as the Company plans for many important milestones in the months and years ahead. I look forward to working collaboratively with the experienced leadership team in maximizing the value of the rapidly expanding pipeline and addressing many critical areas of unmet medical needs for patients with difficult-to-treat cancers and other serious diseases,” said Ms. Patterson.

Prior to joining Zymeworks, Ms. Patterson served as Chief Financial and Business Officer at Tenaya Therapeutics where she led corporate finance, investor relations, corporate communications, strategy and business development teams as well as other operational functions. She previously held leadership positions at Adverum Biotechnologies including Chief Financial Officer, President, Chief Executive Officer and Director. She also has held senior finance positions at Diadexus, Transcept, Exelixis, Novartis, and Chiron. Earlier in her career she worked in the audit practice of KPMG.

Ms. Patterson currently serves on the board of directors of Nkarta, Inc. and Oxford Biomedica, both publicly-held companies. She earned a B.S. in business administration and accounting from Chapman University and an executive MBA from St. Mary’s College. Ms. Patterson is also a Certified Public Accountant (inactive status).

Ms. Patterson’s appointment builds on the Company’s continued focus on strengthening its leadership in the biopharmaceutical industry and expanding its pipeline of pharmaceutical candidates with the potential to make a significant difference in the lives of patients around the world with difficult-to-treat cancers and other diseases. She will be responsible for assisting with the development of Zymeworks’ long-term financial strategy, providing leadership surrounding financing and capital strategies and supporting strategic business decisions. She will be based in the new Zymeworks’ location in Redwood City, California.

About Zymeworks Inc.

Zymeworks is a global clinical-stage biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference in the lives of people impacted by difficult-to-treat cancers and other diseases. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz), granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab is currently being evaluated in multiple global clinical trials as a potential best-in-class treatment for patients with HER2-expressing cancers. A Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) seeking accelerated approval for zanidatamab as a treatment for previously-treated, unresectable, locally advanced, or metastatic HER2-positive biliary tract cancer (BTC) has been accepted and granted Priority Review. A BLA has also been accepted for review by the Center for Drug Evaluation (CDE) of the National Medical Products Administration (NMPA) in China. If approved, zanidatamab would be the first HER2-targeted treatment specifically approved for BTC in the U.S. and China. Zymeworks is rapidly advancing a deep pipeline of product candidates based on its experience and capabilities in both antibody-drug conjugates and multispecific antibody therapeutics across multiple novel targets in indications that represent areas of significant unmet medical need. In addition to Zymeworks’ wholly owned pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Ms. Patterson’s anticipated appointment date; Ms. Patterson’s expected contributions to Zymeworks’ strategic goals; potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the ability to advance product candidates into later stages of development; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedar.com). Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor Inquiries:

Shrinal Inamdar

Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com